UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2018

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11406	52-1762325
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Technology Park Drive
Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2018, Kadant Inc. (the “Company”) announced its financial results for the fiscal quarter ended September 29, 2018. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On October 29, 2018, the Board of Directors (the “Board”) of the Company approved the amendment of the Kadant Inc. Retirement Plan (the “Pension Plan”). The amendment provides that the Pension Plan shall freeze and terminate, effective as of December 29, 2018 (the "Plan Termination Date"). In connection with the freeze and termination, the amendment further provides for a benefit enhancement to eligible Pension Plan participants as of October 29, 2018, such that each participant is provided with whichever of the following benefits produces the greater benefit to such participant: (i) credit of up to two additional years of service (up to a maximum of 30 years); or (ii) the calculation of the participant’s average monthly earnings (for purposes of determining such participant’s benefits under the Pension Plan) using up to two additional years of compensation for 2018 (which shall be pro-rated if the participant is retiring prior to the Plan Termination Date).

On October 29, 2018, the Compensation Committee of the Board approved the amendment of the Kadant Inc. Restoration Plan (the “SERP”). The amendment provides that the SERP shall freeze and terminate, effective as of the Plan Termination Date. For any participant enjoying a benefit enhancement under the Pension Plan, the benefits under the SERP will be computed taking into account such additional benefits as provided in the amendment to the Pension Plan.

Additional information regarding the Pension Plan and the SERP can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2017, filed with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On October 30, 2018, the Company will hold a webcast and conference call to discuss its financial results for the fiscal quarter ended September 29, 2018. A copy of the slides that will be presented on the webcast and discussed in the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 2.02 and Item 7.01 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished and not filed.

Exhibit No.	Description of Exhibits

99.1	Press Release issued by the Company on October 29, 2018.

99.2	Slides to be presented by the Company on October 30, 2018.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: October 29, 2018	By	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer

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